Deutsche Healthcare Conference October 4, 2006

Disclaimer Statements Certain statements made in this presentation may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act, regarding the company’s future plans, objectives and expected performance. Statements that are not historical facts, including statements accompanied by words such as “believe”, “expect”, “intend” or “plan” are intended to identify forward-looking statements and convey the uncertainty of future events or outcomes. The company cautions that any such forward-looking statements are based on assumptions that the company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially due to the risks discussed in our Form 10K for the year ended December 31, 2005 and in our other SEC reports. This presentation also contains certain non-GAAP financial information. Reconciliations of those numbers to US GAAP financial measures were furnished to the SEC on our periodic and current reports and such reports have been posted on our website at www.vwr.com for your reference.

Speakers John Ballbach President & Chief Executive Officer Jack Wyszomierski EVP & Chief Financial Officer

Presentation Outline Company Snapshot Global Laboratory Supplies & Scientific Research Markets VWR – Diversified Customer Base VWR Laboratory Supply Chain VWR Category Management Structure VWR Selling Channels VWR Footprint Management Initiatives Distribution Strategy Financial Review

VWR is a leader in global laboratory products distribution with the #1 position in Europe and a strong #2 position in North America VWR has a long history in the distribution business: First “store” opens in Sacramento CA in 1851 Built through a series of business combinations, became part of Univar Corporation Spun off by Univar in 1986 and became publicly traded Purchased Baxter International’s distribution business in 1995, doubling revenues Merck KGaA acquired 49.9% Merck KGaA built European distribution business through acquisitions Merck KGaA acquired full ownership and consolidated global distribution operations under a U.S. parent in 2002 CD&R purchased VWR on April 7, 2004 VWR offers 1,200,000 products from more than 2,500 manufacturers to over 250,000 customers VWR serves a diversified and growing collection of end markets including pharmaceuticals, biotechnology, education and industrials VWR generated 2005 revenues of $3.14 billion Over 6,000 employees including a salesforce of more than 1,200 Company Snapshot

Global Laboratory Supplies Market Aging population Rapid growth in testing procedures Cost control Shift to protein-based drugs Multiple small volume production lots 54% Slower growth in R&D spending Focus on proteomics Pressure on drug development costs R&D and clinical trials are following production and moving to Asia GLOBAL SCIENTIFIC RESEARCH ($27B) GLOBAL BIOPHARMA PRODUCTION ($8B) US CLINICAL LAB ($15B) 16% 30% TOTAL MARKET = $50B Source: LPA – Laboratory Products Association and internal management reports

Geographical Mix: 41% North America 33% Europe 26% Rest of world Diversified and growing end markets Accelerating trends: Big pharma consolidations / aggressive buying habits Spending shift from “R” to “D” to “P” Outsourcing early “R” to universities and emerging CROs Changing technology / research techniques Globalization of production / research …Changing Space, but Remains Attractive $27B Total Market By end market mix Global Scientific Research Market Source: LPA – Laboratory Products Association and internal management reports Gov't 6% Other 16% Chemical 18% Pharma 25% Environmental 6% Edu. / Med. Research 18% Biotech 11%

Consumable products equal ~ 75% of sales Global customer base is comprised of ~ 50% Biopharmaceutical and Education customers (net sales basis) Top 20 customers account for ~ 23% of sales No single customer represents more than 3% of total sales Solid history of growth in revenue and profitability VWR - Diversified Customer Base 2005 Net Sales ($3,138.2MM) by Segment NA GLB 60% EU GLB 35% Sci-Ed 5%

Laboratory Supply Chain

VWR INTERNATIONAL

2,500 Suppliers		VWR International		250,000 Customers
Merck Beckman Coulter Agilent Technologies Mallinckrodt Baker BD	1,200,000 SKUs →	**Product Offering** ▪ Consumables ▪ Chemicals ▪ Reagents ▪ Equipment ▪ Instruments **Value-Added Services** ▪ Procurement Solutions ▪ Site Services ▪ Stockroom Services ▪ Technical Services ▪ Furniture ▪ Production Chemical	→	Pfizer Genentech intel DuPont P&G Harvard MIT

9

VWR - Category Structure…Managing The Supply Chain Consumables Equip / Instr Prod S&S Chemicals Life Science Glassware Plasticware Liquid Handling Lab Supplies Clinical Equipment Instruments Separations Apparel Production Supp. Safety Lab Chemicals Production Chem Life Science …Global strategies for growth in products and services

VWR INTERNATIONAL

Served Through Multiple Channels

Direct Sales



- Relationship Builder
- Incentives / Promotions

- Global sales force of more than 1,200 full and part time employees
- Nearly 700 VWR employees providing value-added services beyond product sales

Print Materials



- Catalogs
- Literature
- Leave-behinds

- Extensive library of catalogs, produced in 11 different languages and online
- High readership and circulation:
  - General Catalog
  - Production Supplies for Controlled Environments
  - Furniture
  - Research Organic and Lab Chemicals
  - Food & Beverage
  - SciEd catalogs

E-business



- Content
- Technical Information
- Interactive

- Fully interactive web shop
- ~44% of order lines during 2005 came through e-business channels

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Strong NA and Europe Footprint



Mississauga ONT
Rochester NY*
Buffalo NY
Batavia IL
West Chester PA
Bridgeport NJ
Brisbane CA
Denver CO
Suwanee GA
Karlskoga SW
Darmstadt GE
Haasrode BE*
Lutterworth UK
Dublin IE*
Bruchsal GE
Mollet del Valles SP
Briare FR*
Milan IT
Headquarters
Distribution:
Owned
Leased
Manufacturing
*
Service Center

VWR's major facilities in N.A. (8) and Europe (7) enable same-day shipments approximately 95% of the time…

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Expanding Asia Footprint



Bangalore (Rep Office)(2005)
- Rep Office
- Subsidiary (in process…2007)
- HiMedia Labs Distribution Agreement
- Sourcing / Supply Chain
Shanghai (Rep Office)(2005)
- Sales Support
- Sourcing
- Supply Chain
Lutterworth UK
Buffalo Grove IL
Briare FR
Bridgeport NJ
Singapore (2006)
- VWR subsidiary
- Acquisition
Distribution:
Owned
Leased
Service Center

VWR is making targeted internal and external investments in this fast-growing region to support market demand…

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Management Initiatives Talent management Profitability and efficiency Discipline via centralized, cross-functional teams Investment in exclusive, branded and private label suppliers globally New global initiatives Converting rep offices into wholly-owned subsidiaries in China & India Opened offices in Slovakia and Singapore SG&A costs Sustain savings from 2004-5 restructuring activities Global operations / facilities / call center optimization E-business platform productivity opportunities Working capital management Infrastructure Partial re-investment of restructuring savings in Sarbanes-Oxley compliance Governance Build-out of corporate infrastructure and control environment

Distribution Strategy Pure-play distributor Internal and external growth “One stop shop” selling solutions anywhere in the world Global presence with expansion into emerging markets “Asset lite” Product and service offerings Partnering with strategic suppliers Direct to distribution conversions…Agilent, Beckman, Pall and B&J

Sales & BCA EBITDA Expanding EBITDA performance… Net Sales BCA EBITDA 2001-2005 +5.6% CAGR 2005 +12.9% 1H ‘06 +21.3% USD in MM 2004 +3.7% N/A N/A $184.1 $191.0 $215.7 $111.1 2001 2002 2003 2004 2005 1H 2006 $2,522.4 $2,624.1 $2,794.2 $3,005.4 $3,138.2 $1,610.8 2001 2002 2003 2004 2005 1H 2006

Sales & BCA EBITDA Includes goodwill amortization of $52.0MM in 2001 Defined in VWR’s Bank Credit Agreement to include addbacks for certain non-cash charges and other extraordinary, non-recurring items (USD in millions) 2001 2002 2003 2004 2005 1H 2006 Net Sales $ 2,522.4 $ 2,624.1 $ 2,794.2 $ 3,005.4 $ 3,138.2 $ 1,610.8 % growth 4.0% 6.5% 7.6% 4.4% 4.0% Gross profit 636.3 674.0 716.1 764.7 803.7 433.5 % margin 25.2% 25.7% 25.6% 25.4% 25.6% 26.9% SG&A (1) (573.7) (560.0) (583.4) (619.1) (639.9) (342.8) % of sales 22.7% 21.3% 20.9% 20.6% 20.4% 21.3% BCA EBITDA (2) 184.1 191.0 215.7 111.1 % margin 6.4% 6.9% 6.9% % growth 3.7% 12.9% 21.3%

Operating Cash Flow Strong historical operating cashflow performance despite acquisition leverage and restructuring-related investment activities… Operating Cash Flow USD in MM $155.1 $184.7 $70.0 $79.8 2003 2004 2005 1H 2006

Financial Summary VWR is driving strong operating performance, disciplined NWC management accompanied by significant post-acquisition deleveraging… (USD in millions) 2003 2004 2005 1H 2006 Net Sales $ 2,794.2 $ 3,005.4 $ 3,138.2 $ 1,610.8 % growth 6.5% 7.6% 4.4% 4.0% BCA EBITDA 184.1 191.0 215.7 111.1 % margin 6.6% 6.4% 6.9% 6.9% % growth 3.7% 12.9% 21.3% NWC Investment 402.9 328.5 307.4 331.1 Days 52.6 39.9 35.8 NWC % of Sales 14.4% 10.9% 9.8% VWR BCA Debt 1,099.2 1,063.8 1,031.0 VWR Net Debt 983.1 937.7 887.8 VWR BCA Leverage 5.8 X 4.9 X 4.4 X

The presentation slides contain certain non-GAAP financial measures.  The following table sets forth the calculation of Credit Agreement EBITDA for each of the periods presented. Credit Agreement EBITDA as presented herein is a financial performance measure that is used in the credit agreement for VWR’s Senior Secured Credit Facility.  Credit Agreement EBITDA is a non-GAAP financial measure. Accordingly, the table presented below reconciles Credit Agreement EBITDA to the most comparable GAAP measure presented in VWR’s financial statements as filed in its periodic reports.

Credit Agreement EBITDA should not be considered as an alternative to net income or any other GAAP measure of performance or liquidity. As specified in the table and accompanying notes, Credit Agreement EBITDA eliminates the effect of charges primarily associated with financing decisions, tax regulations, capital investments; and certain non-cash and extraordinary, unusual or non-recurring items. Accordingly, Credit Agreement EBITDA is a key financial metric used by VWR’s investors to evaluate and measure VWR’s operating performance and adherence to certain covenant ratio tests.

Credit Agreement EBITDA (US dollars in millions)

				Six Months
				Ended
	Years Ended December 31,			June 30,
	2003	2004	2005	2006

Income before cumulative effect of a change in accounting principle(1)	$34.4	$44.0	$41.8	$34.4
Income tax provision(1)	25.8	32.9	31.0	18.7
Interest expense, net(1)	70.4	69.2	74.3	38.2
Depreciation and amortization(1)	36.5	35.7	33.9	16.2
Non-cash charges(2)	12.7	8.8	13.7	5.0
Other extraordinary, unusual or non-recurring items(3)	4.3	0.4	20.2	(1.4)
Adjustment for pro-forma effect of material acquisitions(4)	—	—	0.8	—
Credit Agreement EBITDA	$184.1	$191.0	$215.7	$111.1

(1)   Credit Agreement EBITDA for the years ended December 31, 2003 and 2004 are calculated on a pro-forma basis as if the credit agreement for VWR’s Senior Secured Credit Facility was in effect with respect to such periods. In addition, the results for the “predecessor” period (January 1, 2004 through April 6, 2004) have been combined with the results for the “successor” period (April 7, 2004 through December 31, 2004).

(2)   Non-cash charges include pension, postretirement and post employment benefit expenses, net of cash contributed to the respective plans in that year; amortization of direct response catalog costs for those catalogs with useful lives greater than one year; charges for equity compensation; and LIFO adjustments.

(3)   Other extraordinary, unusual or non-recurring items include one-time severance costs; non-routine inventory reserve adjustments; gains or losses on the sale of businesses or facilities; and other extraordinary, unusual or non-recurring gains, losses, charges or credits.

(4)   Adjustment for pro-forma effect of material acquisitions, as defined, is reflected in the calculation of Credit Agreement EBITDA on a pro-forma basis as if the acquisitions of AGB Scientific Ltd. and Advanced Instruments Sales & Service, Inc. occurred on January 1, 2005.

Q&A